UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 11, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                      001-31810                   22-3720962
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


   55 MADISON AVENUE, SUITE 300, MORRISTOWN NJ                        07960
     (Address of principal executive offices)                      (Zip Code)


                                 (973) 290-0080
              (Registrant's telephone number, including area code)

                   ------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 11, 2005, ADM Cinema Corporation ("ADM Cinema"), a Delaware corporation and a wholly-owned subsidiary of Access Integrated Technologies, Inc. ("AccessIT"), completed an acquisition of substantially all of the assets and certain liabilities of the Pavilion Movie Theatre/Entertainment Complex (the "Pavilion") from Pritchard Square Cinema, LLC, a New York limited liability company ("Pritchard" or the "Seller"), pursuant to the Asset Purchase Agreement, dated as of December 23, 2004, among ADM Cinema, the Seller and Norman Adie, the Seller's managing member (the "Pavilion Transaction"). In connection with the Pavilion Transaction, ADM Cinema and OLP Brooklyn Pavilion LLC, a Delaware limited liability company ("OLP"), entered into the Fourth Amendment to Lease Agreement, dated as of February 11, 2005 (the "Lease Agreement"), pursuant to which ADM Cinema leases the Pavilion property, located at 188 Prospect Park West, Brooklyn, New York, for a term of 17 years at an average lease rate of approximately $95,000 per month.

A copy of the Lease Agreement is filed as Exhibit 10.1 of this report.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     AccessIT reported the completion of the Pavilion Transaction in its quarterly report on Form 10-QSB filed with the SEC on February 14, 2005 (the "10-QSB"). Also, AccessIT reported in the 10-QSB that it would file the audited financial statements of Pritchard and pro forma financial statements of AccessIT pursuant to the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. Accordingly, such audited financial statements and pro forma financial statements are filed as Exhibits 99.1 and 99.2, respectively, to this report.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     Pursuant to the Lease Agreement, AccessIT issued 40,000 restricted and unregistered shares of its Class A common stock, par value $0.001 per share, to OLP in consideration of OLP's agreement to waive the requirement for a security deposit under the Lease Agreement. The issuance of such shares to OLP was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), under Section 4(2) of the Securities Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED


Pritchard's audited financial statements for the years ended December 31, 2004 and December 31, 2003 are attached hereto as Exhibit 99.1.

(B)      PRO FORMA FINANCIAL INFORMATION

AccessIT's unaudited pro forma condensed combined balance sheet as of December 31, 2004 and unaudited pro forma condensed combined statements of operations for the year ended March 31, 2004 and the nine months ended December 31, 2004 are attached hereto as Exhibit 99.2.

(C)       EXHIBITS

          The following exhibits are furnished as part of this report:

          10.1 Fourth Amendment to Lease Agreement, dated as of February 11, 2005, between ADM Cinema Corporation and OLP Brooklyn Pavilion LLC.

          99.1 Pritchard Square Cinema, LLC's audited financial statements for the years ended December 31, 2004 and December 31, 2003.

          99.2 Access Integrated Technologies, Inc.'s unaudited pro forma condensed combined balance sheet as of December 31, 2004 and unaudited pro forma condensed combined statements of operations for the year ended March 31, 2004 and the nine months ended December 31, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ACCESS INTEGRATED TECHNOLOGIES, INC.



                              By:         /s/ Brian D. Pflug
                                 -----------------------------------------------
                                 Name:    Brian D. Pflug
                                 Title:   Senior Vice President - Accounting and
                                          Finance


                                 Dated:  April 29, 2005

                                  EXHIBIT INDEX


10.1 Fourth Amendment to Lease Agreement, dated as of February 11, 2005, between ADM Cinema Corporation and OLP Brooklyn Pavilion LLC.

99.1 Pritchard Square Cinema, LLC's audited financial statements for the years ended December 31, 2004 and December 31, 2003.

99.2 Access Integrated Technologies, Inc.'s unaudited pro forma condensed combined balance sheet as of December 31, 2004 and unaudited pro forma condensed combined statements of operations for the year ended March 31, 2004 and the nine months ended December 31, 2004.